Revenues and Net Other Operating Income	12 Months Ended
Dec. 31, 2017
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Revenues and Net Other Operating Income

Note 24: Revenues and Net Other Operating Income

(€‘000)	For the year ended December 31,
	2017	2016	2015
Recognition of non-refundable upfront payment	3,505	8,440	—
C-Cathez sales	35	83	3
Other	—	—	—

Total Revenues	3,540	8,523	3

In May 2017, the Group received a non-refundable upfront payment as a result of the Novartis agreement. This upfront payment has been fully recognised upon receipt as there are no performance obligations nor subsequent deliverables associated to the payment.

The amount recorded in 2016 corresponds to the upfront payment received as a consideration for the sale of a license to ONO.

(€‘000)	For the year ended December 31,
	2017	2016	2015
Grant income (RCAs)	824	2,704	578
Grant income (other)	56	124	412
Remeasurement of RCAs	396	2,154	1,036
R&D Tax credit	1,161	—	—
Change in fair value Contingent consideration and other financial liabilities	193	—	—
Other	—	—	(312)

Total Other Operating Income	2,630	4,982	1,714

Change in fair value Contingent consideration and other financial liabilities	—	(1,634)	—
Remeasurement of RCAs	—	—	(1,392)
Other	(41)	(8)	—
Total Other Operating Expenses	(41)	(1,642)	(1,392)

Net Other Operating Income	2,590	3,340	322

Other operating income are mainly related to government grants received. For the government grants received in the form of RCAs we refer to Note 19 for more information. In 2017, the Company recognized also for the first time a receivable on the amounts to collect from the federal government as R&D tax credit (€1.2 million). See Note 9.